UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                              ___________________


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  September 23, 1994



                         CRESTAR FINANCIAL CORPORATION
                    (Exact name of as specified in charter)


      Virginia                        1-7083                    54-0722175
  (State or other                  (Commission                (IRS Employer
  jurisdiction of                  File Number)            Identification No.)
  incorporation)


919 East Main Street, P.O.Box 26665, Richmond, Virginia      23261-6665
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:   804-782-5000

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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits

          The following exhibits are filed solely to permit incorporation by reference into a registration statement on Form S-4 covering the issuance of Registrant's common stock in connection with the assumption of Jefferson Savings and Loan Association, F.A. ("Jefferson"). These exhibits were prepared by Jefferson, were not prepared by Registrant, and are not to be considered as being filed as part of Registrant's disclosure obligations under the Securities Exchange Act of 1934.

          (99)(i) Report on Form 10-KSB for the year ended December 31, 1993 filed by Jefferson with the Office of Thrift Supervision of the Department of the Treasury.

          (99)(ii) Jefferson's Annual Report to Stockholders for the year ended December 31, 1993.

          (99)(iii) Notice of Meeting and Proxy Statement for Jefferson's 1994 annual meeting of stockholders held on January 27, 1994.

          (99)(iv) Report on Form 10-QSB for the quarter ended June 30, 1994 filed by Jefferson with the Office of Thrift Supervision of the Department of the Treasury.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CRESTAR FINANCIAL CORPORATION
                                       (Registrant)


                              By:  /s/ John C. Clark, III
                                 John C. Clark, III
                                 Senior Vice President, General
                                 Counsel and Secretary


Date:  September 23, 1994